UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6644

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number,including area code: (212) 922-6000

Date of fiscal year end:	3/31

Date of reporting period:	3/31/04

SSL-DOCS2 70128344v10

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Massachusetts
Intermediate Municipal
Bond Fund

ANNUAL REPORT March 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
22	Report of Independent Auditors
23	Important Tax Information
24	Board Members Information
26	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Massachusetts
Intermediate Municipal Bond Fund
The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica Wieboldt.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2004, the fund achieved a total return of 4.10%.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.60% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 3.81%.3

Despite heightened market volatility in a recovering economy, municipal bonds generally ended the reporting period with prices slightly higher than where they began. The fund outperformed its Lipper category average, primarily due to our security selection strategy.The fund’s return was lower than that of the Index, primarily because the Index contains bonds from many states, not just Massachusetts, and does not reflect fund fees and other expenses.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of income exempt from federal and Commonwealth of Massachusetts income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its assets in municipal bonds of below investment-grade credit quality.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, tax-exempt bonds continued to rally in anticipation of lower interest rates from the Federal Reserve Board (the “Fed”). Indeed, in late June 2003, the Fed reduced the federal funds rate to 1%, a 45-year low. Shortly thereafter, however, the economy began to recover more robustly, raising concerns that inflationary pressures and interest rates might begin to rise. Consequently, in the summer of 2003, municipal bonds suffered one of the worst six-week declines in their history. Although the market subsequently recovered gradually, it continued to be affected by heightened day-to-day volatility.

Despite the start of an economic recovery, many states and municipalities, including Massachusetts, continued to face fiscal challenges as tax revenues fell short of budgeted projections. However, the Massachusetts state government has taken decisive steps to address its budget gaps, including reducing spending and refinancing debt at lower interest rates, and the improving economy boosted business activity for many of Massachusetts’ industries. As a result, the state’s overall fiscal condition has improved more than many other states.

In this environment, we continued to primarily emphasize higher-quality securities from school districts, essential-services facilities and private universities. In addition, we sometimes took advantage of market volatility to purchase Massachusetts’ general obligation bonds at “spreads,” or yield differences, that were wider than the historical norms of comparable securities.

In an effort to guard against the possibility of eventual interest-rate hikes in the recovering economy, we gradually reduced the fund’s average duration toward a position that we regarded as more defensive. When making new purchases, we generally favored securities selling at slight premiums to their face values, which historically have held more of their value during market declines.

What is the fund’s current strategy?

Bonds with intermediate-term maturities experienced more volatility during the reporting period than securities with shorter or longer maturities, suggesting that they may be more vulnerable if market conditions begin to deteriorate.Accordingly, we have diversified the fund’s holdings more broadly among bonds of various maturities. In addition, we have upgraded the fund’s credit quality by reducing its holdings of bonds with credit ratings below the “single-A” range and reinvesting in higher-quality securities.The fund ended the reporting period with an average duration that was in line with that of the benchmark. In our view, these are prudent strategies while the fixed-income markets continue to adjust to stronger U.S. and Massachusetts economies.

April 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund 5

Average Annual Total Returns as of 3/31/04
	1 Year	5 Years	10 Years

Fund	4.10%	4.84%	5.34%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Massachusetts Intermediate Municipal Bond Fund on 3/31/94 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Massachusetts municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph takes into account fees and expenses.The Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
March 31, 2004

	Principal
Long-Term Municipal Investments—99.1%	Amount ($)		Value ($)

Massachusetts—75.9%
Berkshire Hills Regional School District
5%, 10/15/2015 (Insured; FSA)	1,390,000		1,552,824
Boston:
5%, 7/1/2007	2,000,000		2,203,440
5.75%, 2/1/2013 (Prerefunded 2/1/2010)	1,000,000	[a]	1,162,850
Boston Convention Center Act 1997
5%, 5/1/2016 (Insured; AMBAC)	2,000,000		2,184,980
Boston Industrial Development
Financing Authority, Revenue
(Pilot Seafood Project) 5.875%, 4/1/2007	990,000		1,059,765
Fall River 5.25%, 6/1/2010 (Insured; MBIA)	1,000,000		1,105,900
Hingham Municipal Purpose Loan
5.25%, 4/1/2013	2,125,000		2,414,276
Holyoke Gas & Electric Department, Revenue
5.375%, 12/1/2015 (Insured; MBIA)	1,245,000		1,409,004
Lawrence 5.50%, 2/1/2012 (Insured; AMBAC)	570,000		652,086
Lowell 5.60%, 4/1/2005 (Insured; FSA)	1,000,000		1,044,810
Lynn Water & Sewer Commission General Revenue:
4%, 12/1/2008 (Insured; MBIA)	1,300,000		1,399,086
5%, 12/1/2017 (Insured; MBIA)	1,000,000		1,092,460
Massachusetts Bay Transportation Authority
(General Transportation System)
5.50%, 3/1/2012 (Insured; MBIA)	1,000,000		1,158,870
Massachusetts, Revenue (College Building
Authority Project) 5%, 5/1/2016 (Insured; MBIA)	1,000,000		1,101,030
Massachusetts Commonwealth:
6%, 8/1/2010 (Insured; AMBAC)	1,500,000		1,774,920
Consolidated Loan
5.30%, 7/1/2006 (Prerefunded 7/1/2005)	1,750,000	[a]	1,857,432
Federal Highway:
5.50%, 12/15/2009	1,000,000		1,151,890
5.25%, 12/15/2012	1,000,000		1,143,120
5.50%, 6/15/2014	1,000,000		1,141,210
Massachusetts Developmental Finance
Agency, RRR (Semass Systems):
5.50%, 1/1/2011 (Insured; MBIA)	2,000,000		2,284,340
5.625%, 1/1/2014 (Insured; MBIA)	2,000,000		2,274,460
Massachusetts Educational Financing Authority,
Education Loan Revenue:
5.70%, 7/1/2011 (Insured; AMBAC)	1,050,000		1,103,991
5%, 1/1/2013 (Insured; AMBAC)	1,825,000		1,900,336
5.125%, 12/1/2014 (Insured; MBIA)	1,015,000		1,059,914

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Revenue:
(Hallmark Health System)
5.25%, 7/1/2010 (Insured; FSA)	2,055,000	2,270,960
(Harvard Pilgrim Health)
5.25%, 7/1/2011 (Insured; FSA)	1,675,000	1,832,266
(Harvard University) 5.75%, 1/15/2012	1,595,000	1,889,166
(Healthcare System—Covenant Health)
6.50%, 7/1/2017	1,485,000	1,689,470
(New England Medical Center Hospitals)
4.90%, 7/1/2006 (Insured; MBIA)	1,365,000	1,403,043
(Partners Healthcare System):
5%, 7/1/2008	1,000,000	1,102,500
5.125%, 7/1/2011 (Insured; MBIA)	1,000,000	1,090,960
5%, 7/1/2018	1,315,000	1,386,102
(Springfield College)
4%, 10/15/2006	1,180,000	1,241,938
(University of Massachusetts—Worcester Campus)
5.25%, 10/1/2014 (Insured; FGIC)	1,000,000	1,125,090
(Wellesley College) 5%, 7/1/2018	1,880,000	2,035,382
Massachusetts Municipal Wholesale Electric Co.,
Power Supply Systems Revenue:
(Nuclear Project No. 4)
5.25%, 7/1/2014 (Insured; MBIA)	2,000,000	2,245,300
(Project No. 6)
5.25%, 7/1/2012 (Insured; MBIA)	1,810,000	2,060,902
Massachusetts Port Authority, Revenue
(Delta Airlines, Inc. Project) 5.50%, 1/1/2017	2,000,000	2,149,920
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue
(MWRA Program):
5.40%, 8/1/2011	2,425,000	2,799,759
6.00%, 8/1/2014	1,300,000	1,522,482
Massachusetts Water Resource Authority
5.50%, 8/1/2011 (Insured; MBIA)	2,000,000	2,325,000
New England Education Loan Marketing Corp.,
Student Loan Revenue 6.90%, 11/1/2009	1,000,000	1,107,300
Norwood 5%, 1/15/2015	780,000	854,545
Plymouth County, COP (Correctional Facility Project):
5.125%, 4/1/2013 (Insured; AMBAC)	2,000,000	2,215,240
5%, 4/1/2015 (Insured; AMBAC)	1,500,000	1,629,705
Route 3 North Transportation Improvement
Association, LR 5.75%, 6/15/2015 (Insured; MBIA)	1,500,000	1,718,835

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Springfield
(Municipal Purpose Loan)
5%, 8/1/2018 (Insured; FGIC)	1,000,000		1,082,040
Triton School District
5%, 4/1/2016 (Insured; FGIC)	1,420,000		1,546,210
U. S. Related—23.2%
Childrens Trust Fund of Puerto Rico,
Tobacco Settlement Revenue:
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	2,000,000	[a]	2,356,760
5.75%, 7/1/2014 (Prerefunded 7/1/2010)	2,000,000	[a]	2,356,760
Guam Economic Development Authority,
Tobacco Settlement:
0/5%, 5/15/2009	860,000	[b]	726,313
0/5.40%, 5/15/2015	350,000	[b]	280,497
Guam Government, LOR
(Infrastructure Improvement)
5%, 11/1/2012 (Insured; AMBAC)	1,000,000		1,102,980
Puerto Rico Commonwealth:
5.375%, 7/1/2005	80,000		84,186
5%, 7/1/2018	2,000,000		2,192,300
(Public Improvement):
5.50%, 7/1/2011	1,000,000		1,144,590
5.50%, 7/1/2013 (Insured; FSA)	1,500,000		1,766,370
5.25%, 7/1/2014 (Insured; FSA)	1,000,000		1,159,400
Puerto Rico Commonwealth Highway and
Transportation Authority Transportation Revenue
5.50%, 7/1/2010 (Insured; AMBAC)	1,885,000		2,190,709
Puerto Rico Electric Power Authority,
Power Revenue 5.50%, 7/1/2008	1,000,000		1,110,710
Puerto Rico Housing Finance Authority,
Home Mortgage Revenue
4.375%, 12/1/2017	1,000,000		1,030,040
Puerto Rico Municipal Finance Agency
5%, 7/1/2009 (Insured; FSA)	1,725,000		1,906,056
Virgin Islands Public Finance Authority, Revenue:
6%, 10/1/2004	965,000		982,013
5.625%, 10/1/2010	1,000,000		1,089,640
5.875%, 10/1/2018	500,000		515,835
Virgin Islands Water and Power Authority, Electric Systems
5.125%, 7/1/2011	1,000,000		1,079,850
Total Long-Term Municipal Investments
(cost $92,552,194)			98,632,118

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Principal
Short-Term Municipal Investments—1.5%		Amount ($)		Value ($)

Massachusetts Health and Educational Facilities Authority,
Revenue, VRDN (Partners Healthcare System)
1.12% ( cost $	1,500,000)	1,500,000	[c]	1,500,000

Total Investments (cost $	94,052,194)	100.6%		100,132,118
Liabilities, Less Cash and Receivables		(.6%)		(578,329)
Net Assets		100.0%		99,553,789

Summary of Abbreviations
AMBAC	American Municipal Bond	LOR	Limited Obligation Revenue
	Assurance Corporation	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
FGIC	Financial Guaranty Insurance		Insurance Corporation
	Company	RRR	Resources Recovery Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	70.2
AA		Aa		AA	17.4
A		A		A	7.3
BBB		Baa		BBB	2.1
F1		MIG1/P1		SP1/A1	1.5
Not Rated [d]		Not Rated [d]		Not Rated [d]	1.5
					100.0
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Zero coupon until a specified date at which time the stated coupon becomes effective until maturity.
c	Securities payable on demand.Variable interest rate—subject to periodic change.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	94,052,194	100,132,118
Cash		364,674
Interest receivable		1,347,995
Receivable for shares of Beneficial Interest subscribed		50,409
Prepaid expenses		13,065
		101,908,261

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		55,417
Payable for investment securities purchased		2,210,949
Payable for shares of Beneficial Interest redeemed		45,500
Accrued expenses		42,606
		2,354,472

Net Assets ( $)		99,553,789

Composition of Net Assets ($):
Paid-in capital		94,129,494
Accumulated net realized gain (loss) on investments		(655,629)
Accumulated net unrealized appreciation
(depreciation) on investments		6,079,924

Net Assets ( $)		99,553,789

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		6,996,631
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		14.23

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2004

Investment Income ($):
Interest Income	4,928,432
Expenses:
Management fee—Note 3(a)	696,774
Shareholder servicing costs—Note 3(b)	98,966
Professional fees	50,244
Custodian fees	17,238
Registration fees	16,179
Prospectus and shareholders’ reports	14,462
Trustees’ fees and expenses—Note 3(c)	13,981
Loan commitment fees—Note 2	1,197
Miscellaneous	16,407
Total Expenses	925,448
Less—reduction in management fee due to
undertaking—Note 3(a)	(12,033)
Net Expenses	913,415
Investment Income—Net	4,015,017

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,592,157
Net unrealized appreciation (depreciation) on investments	(849,341)
Net Realized and Unrealized Gain (Loss) on Investments	742,816
Net Increase in Net Assets Resulting from Operations	4,757,833

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2004	2003

Operations ($):
Investment income—net	4,015,017	4,626,540
Net realized gain (loss) on investments	1,592,157	226,346
Net unrealized appreciation
(depreciation) on investments	(849,341)	5,850,985
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,757,833	10,703,871

Dividends to Shareholders from ($):
Investment income—net	(4,009,246)	(4,655,241)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	21,906,821	31,357,146
Dividends reinvested	3,263,341	3,801,274
Cost of shares redeemed	(54,692,833)	(31,535,327)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(29,522,671)	3,623,093
Total Increase (Decrease) in Net Assets	(28,774,084)	9,671,723

Net Assets ($):
Beginning of Period	128,327,873	118,656,150
End of Period	99,553,789	128,327,873

Capital Share Transactions (Shares):
Shares sold	1,544,555	2,244,305
Shares issued for dividends reinvested	230,339	271,932
Shares redeemed	(3,850,370)	(2,254,724)
Net Increase (Decrease) in Shares Outstanding	(2,075,476)	261,513

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.15	13.47	13.70	13.12	13.71
Investment Operations:
Investment income—net	.49[b]	.51[b]	.54[b]	.59	.59
Net realized and unrealized
gain (loss) on investments	.08	.69	(.23)	.58	(.59)
Total from Investment Operations	.57	1.20	.31	1.17	—
Distributions:
Dividends from investment income—net	(.49)	(.52)	(.54)	(.59)	(.59)
Net asset value, end of period	14.23	14.15	13.47	13.70	13.12

Total Return (%)	4.10	9.09	2.19	9.11	.03

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.79	.76	.75	.80	.80
Ratio of net investment income
to average net assets	3.45	3.68	3.92	4.40	4.42
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.01	—	—	.05	.11
Portfolio Turnover Rate	20.93	33.40	14.45	12.85	15.05

Net Assets, end of period ($ x 1,000)	99,554	128,328	118,656	81,905	65,375

a As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increased the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

b Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on meth-

ods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $655,629 and unrealized appreciation $6,089,461.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to March 31, 2004. If not applied, $306,043 of the carryover expires in fiscal 2005, $111,775 expires in fiscal 2009 and $237,811 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2004 and March 31, 2003, respectively, were as follows: tax exempt income $4,009,246 and $4,655,241, respectively.

During the period ended March 31, 2004, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $5,771, increased accumulated net realized gain (loss) on investments by $518,491 and decreased paid-in capital by $512,720. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2003 through to March 31, 2004 to reduce the management fee paid by the fund, to the extent that if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $12,033 during the period ended March 31, 2004.

The components of Due to The Dreyfus Corporation and affiliates consist of: management fees $52,463, shareholder services plan fees $404 and transfer agency per account fees $2,550.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period March 31, 2004, the fund was charged $41,724 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $28,568 pursuant to the transfer agency agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2004, redemption fees charged and retained by the fund amounted to $7,465.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $24,012,063 and $55,062,067, respectively.

At March 31, 2004, the cost of investments for federal income tax purposes was $94,042,657; accordingly, accumulated net unrealized appreciation on investments was $6,089,461, consisting of $6,120,728 gross unrealized appreciation and $31,267 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 21

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Massachusetts Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Intermediate Municipal Bond Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York
May 4, 2004
22

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
Diane Dunst (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 11
———————
Rosalind Gersten Jacobs (78)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Merchandise and marketing consultant
No. of Portfolios for which Board Member Serves: 33
———————
Jay I. Meltzer (75)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Adjunct Clinical Professor of Medicine at Cornell Medical College
No. of Portfolios for which Board Member Serves: 11

Daniel Rose (74)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 21
———————
Warren B. Rudman (73)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Allied Waste Corporation, Director
• Chubb Corporation, Director
• Raytheon Company, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 20
———————
Sander Vanocur (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 21

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 25

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 96 investment
companies (comprised of 185 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 96
investment companies (comprised of 185
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 97 investment companies (comprised
of 201 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
JOHN B. HAMMALIAN, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 37 investment companies
(comprised of 46 portfolios) managed by the
Manager. He is 40 years old and has been an
employee of the Manager since February 1991.
STEVEN F. NEWMAN, Assistant
Secretary since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 97
investment companies (comprised of 201
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 94 investment companies
(comprised of 194 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 97 investment
companies (comprised of 201 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 97 investment companies
(comprised of 201 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
August 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 92 investment companies (comprised of 196
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

The Fund 27

NOTES

For More Information

Dreyfus
Massachusetts Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation 0268AR0304

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Item 2.	Code of Ethics.

TheRegistrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principalfinancial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,900 in 2003 and $27,195 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0.00 in 2003 and $0.00 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,009 in 2003 and $2,682 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v10

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0.00 in 2003 and $66 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $483,587 in 2003 and $639,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date

SSL-DOCS2 70128344v10

of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
underthe Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer
Date:	May 27, 2004
By:	/s/ James Windels
James Windels
Chief Financial Officer
Date:	May 27, 2004

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) underthe Investment Company Act of 1940. (EX -99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) underthe Investment Company Act of 1940. (EX -99.906CERT)